American Century Mutual Funds, Inc.
Statement of Additional Information Supplement
Balanced Fund ¡ Capital Growth Fund ¡ Capital Value Fund
Focused Growth Fund ¡ Fundamental Equity Fund
Giftrust® Fund ¡ Growth Fund ¡ Heritage Fund ¡ New Opportunities Fund
New Opportunities II Fund ¡ NT Growth Fund ¡ NT VistaSM Fund
Select Fund ¡ Ultra® Fund ¡ Veedot® Fund ¡ VistaSM Fund

Supplement dated September 11, 2009 ¡ Statement of Additional Information dated March 1, 2009

The entry for Glenn A. Fogle in the Accounts Managed table on page 61 of the statement of additional information is deleted.

The entries for Glenn Fogle under Vista and NT Vista in the Ownership of Securities table on page 66 of the statement of additional information are deleted.

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

CL-SPL-66662   0909